EXHIBIT 10.2

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

Non-Qualified Stock Option Grant

(1990 Stock Plan)

NOT TRANSFERABLE EXCEPT BY WILL OR BY THE LAWS

GOVERNING THE DESCENT AND DISTRIBUTION OF ESTATES

Non-Qualified Stock Option granted by Marathon Oil Corporation, a Delaware Corporation, herein called the Corporation, to the undersigned employee of the Corporation or one of its subsidiaries (the Optionee).

Name of Optionee:

Name of Employing Company

on Date Hereof:

Option Serial Number:

Class of Stock and

Number of Shares Subject to Purchase:

Class of Stock and Number of Shares

Subject to Stock Appreciation Rights:

Option Price of Each Share, $:

Date of This Stock Option:

By your signature and the signature of the Stock Option Officer below, you and the Corporation agree that this option is granted under and governed by the terms and conditions of Marathon Oil Corporation’s 1990 Stock Plan, as amended, and the Grant Terms and Conditions contained herein; as well as such administrative regulations as the Compensation and Organization Committee may adopt from time to time.

Marathon OilCorporation			Accepted as of the above date:

By		(L.S.)	By		(L.S.)
	Authorized Officer			Signature of Optionee

TERMS AND CONDITIONS

1. The Corporation agrees that the Optionee has the right to purchase the number of shares of common stock of the Corporation set forth in the Stock Option Grant for the price stated therein. The purchase price shall be paid in cash or such other form of consideration as the Compensation and Organization Committee may approve, including shares of the common stock of the Corporation valued at the fair market value of the stock on the date of exercise of the option.

2. The Optionee agrees to continue as an employee of an employing company for one year from the date of the option, subject to the employing company’s right to terminate the Optionee’s employment at any time, performing such duties consistent with Optionee’s capabilities and receiving Optionee’s present compensation or such adjusted compensation as the employing company shall from time to time reasonably determine. If the terms of the Optionee’s employment are changed in a manner materially adverse to the Optionee during such period, the Optionee shall be relieved of any further obligation to remain employed.

3. The right to exercise the option may be surrendered in return for payment equal to the amount by which the fair market value of a share of common stock to which the option relates at the time of the exercise of the right exceeds the option price multiplied by the number of shares ofcommon stock with respect to which stock appreciation rights are exercised.

4. The option or related stock appreciation right may be exercised in whole at any time or in part from time to time during the option period; provided, however, that the option or related stock appreciation right may not be exercised in whole or in part prior to the expiration of one year from the date of the option; and, if exercised in part, may not be exercised as to less than 100 shares at any one time, unless such exercise is as to the remaining portion of the option. The option period shall begin on the date of the stock option and shall end (a) ten years thereafter, (b) nine years after the date upon which the Optionee retires or (c) three years after the Optionee dies while employed, whichever first occurs. Unless otherwise determined by the Compensation and Organization Committee, the option period shall also terminate and all rights to exercise the option or related stock appreciation right shall terminate in the event the Optionee ceases to be an employee of any employing company for any cause other than death or retirement. The Stock Option Officer may cancel the option by written notice to the Optionee: (1) after the Optionee retires prior to age 65, (2) after the Optionee retires at any age and the Stock Option Officer deems such cancellation to be in the best interests of the Corporation, and (3) when the Stock Option Officer determines that the Optionee has accepted, or intends to accept, employment with a competitor of any business unit of the Corporation. The Optionee agrees to return the option to the Corporation for cancellation.

5. Notwithstanding anything to the contrary stated herein, if the Optionee’s employment is terminated for any reason following a change in control of the Corporation (as defined in the Appendix), the option shall continue as if the Optionee had instead retired on the date of termination and all rights of the Compensation and Organization Committee or Stock Option Officer to cancel the option or related stock appreciation right shall be void.

6. During the Optionee’s lifetime, the option and stock appreciation right may be exercised only by the Optionee or by the Optionee’s guardian or legal representative. Upon the Optionee’s death, the option and the related stock appreciation right may be transferred by will or by the laws governing the descent and distribution of the Optionee’s estate. Otherwise, the option may not be transferred, pledged or encumbered and, in the event of an attempt to transfer, pledge or encumber it, the Compensation and Organization Committee may cancel it.

7. In the event there is a change in the outstanding common stock of the Corporation by reason of a stock split, stock dividend, stock combination or reclassification or merger, or similar event, the Committee may adjust appropriately the number of shares available and the option price, pursuant to the option, and make such other revisions to the option as it deems are equitably required. The Optionee shall be notified of such adjustment and such adjustment shall be binding upon the Corporation and the Optionee.

8. Notwithstanding anything in the option to the contrary, the obligations of the Corporation and the rights of the Optionee are subject to all applicable laws, rules and regulations including, without limitation, the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, the Internal Revenue Code of 1986, as amended, and any other applicable laws.

9. The option is not valid unless it is accepted by the Optionee and a duplicate original thereof is received by the Stock Option Officer. In the event of the exercise of the option or related stock appreciation right in whole, the option shall be surrendered to the Stock Option Officer for cancellation. In the event of the exercise of the option or related stock appreciation right in part or of a change in the number of shares optioned, the option shall be delivered by the Optionee to the Stock Option Officer for the purpose of making appropriate notation thereon, or of otherwise reflecting in such manner as the Compensation and Organization Committee shall determine, the change in the number of shares optioned.

10. The option and related stock appreciation right shall be exercised in accordance with such administrative regulations as the Compensation and Organization Committee may from time to time adopt.

02 OD

Marathon Oil Corporation

5555 San Felipe Road

Houston, TX 77056

Non-Qualified Stock Option Grant (1990 Stock Plan)

[Date of Grant]

APPENDIX

For purposes of grants made under Marathon Oil Corporation’s 1990 Stock Plan, a “change in control of the Corporation” shall mean:

A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not the Corporation is then subject to such reporting requirement; provided, that, without limitation, such a change in control shall be deemed to have occurred if:

A. Any person (as defined in Sections 13(d) and 14(d) of the Exchange Act) (a “Person”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty percent (20%) or more of the combined voting power of the Corporation’s then outstanding voting securities; provided, however, that for purposes of this Plan the term “Person” shall not include (i) the Corporation or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation; or

B. The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved; or

C. There is consummated a merger or consolidation of the Corporation or a subsidiary thereof with any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Corporation outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation at least 50% of the combined voting power of the voting securities of the entity surviving the merger or consolidation, (or the parent of such surviving entity) or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation, or there is consummated the sale or other disposition of all or substantially all of the Corporation’s assets.

ENDORSEMENTS

Date of Exercise of		Number of Shares		Balance of Shares on Option	Authorized Signature	Endorsement Date
Option	Stock Appreciation Right	Exercised	Surrendered in Exercise of Stock Appreciation Right